UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

PANACEA LIFE SCIENCES HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-800-985-0515

Exactus, Inc.

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change and Reverse Split

On October 25, 2021, Exactus, Inc. (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Amended and Restated Articles of Incorporation to change the Company’s name to Panacea Life Sciences Holdings, Inc. and effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.0001 per share on a one-for-28 basis (collectively, the “Amendment”).

Designation of Preferred Stock

On October 25, 2021, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of Preferences, Rights and Limitations (the “Certificate”) of Series C-2 Convertible Preferred Stock (the “Series C-2”). The Series C-2 designates 100 shares for issuance, par value $0.0001 per share. Each share of Series C-2 is convertible into 2,050,000 shares of the Company’s common stock and is entitled to vote on all matters submitted to the Company’s stockholders on an as-converted basis. Other than the conversion and voting rights, there are no other preferences.

All 100 designated shares of Series C-2 were issued to Quintel-MC Incorporated (“Quintel”) in connection with the cancellation of 205,000,000 shares of the Company’s common stock that were held by Quintel. Leslie Buttorff, the Company’s Chief Executive Officer and director, is the sole owner, officer and director of Quintel.

The foregoing description of the Amendment and the Series C-2 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and the Certificate, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description.

3.1	Certificate of Amendment to its Amended and Restated Articles of Incorporation
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series C-2 Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

Date: October 29, 2021	By:	/s/ Leslie Buttorff
	Name:	Leslie Buttorff
	Title:	Chief Executive Officer